OLD MUTUAL ADVISOR FUNDS

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Asset Allocation Growth Portfolio

Supplement dated July 14, 2006

to Class A and C Prospectus, dated May 30, 2006, and

Class Z and Institutional Class Prospectus, dated May 30, 2006

This Supplement updates certain information contained in the currently effective Prospectuses of Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, and Old Mutual Asset Allocation Growth Portfolio (the “Funds”). The Funds are series funds of Old Mutual Advisor Funds (the “Trust”). You should retain your Prospectuses and all current supplements for future reference. You may obtain an additional copy of the Prospectuses, free of charge, by calling 1-888-744-5050 or via the Internet at www.oldmutualcapital.com.

At a meeting of shareholders on July 14, 2006, shareholders of the Funds approved an investment sub-advisory agreement between the Trust, Old Mutual Capital, Inc. (“OMCAP”), the Fund’s investment advisor, and Copper Rock Capital Partners, LLC (“Copper Rock”), an investment sub-advisory agreement between the Trust, OMCAP, and Thomson Horstmann & Bryant, Inc. (“THB”), and a new investment sub-advisory agreement between the Trust, OMCAP, and Ibbotson Associates Advisors, LLC (“Ibbotson”).

Copper Rock and THB are new investment sub-advisors to the Funds. Shareholder approval of the new investment sub-advisory agreement with Ibbotson was required because Morningstar, Inc. acquired Ibbotson on March 1, 2006. Ibbotson had been serving as interim investment sub-advisor to the Funds since the date of the acquisition.

STRATEGIC ASSET ALLOCATION CONSULTANT

The section of the Prospectuses entitled “The Advisor & Sub-Advisors – Strategic Asset Allocation Consultant” is amended on page 47 by replacing the section in its entirety with the following:

Ibbotson Associates Advisors, LLC (“Ibbotson”), a Delaware limited liability company located at 225 North Michigan Avenue, Chicago, IL 60601, is a wholly-owned subsidiary of Morningstar, Inc. Ibbotson serves as the strategic asset allocation consultant and sub-advisor to the Advisor for investment model creation and maintenance of each Fund, consistent with the second step in each Fund’s investment process. Ibbotson will also monitor and make

1

recommendations to the Advisor regarding possible changes to the Sub-Advisors and their investment strategies.

THE SUB-ADVISORS

The section of the Prospectuses entitled “The Advisor & Sub-Advisors – The Sub-Advisors” beginning on page 37 is amended by adding the following:

Copper Rock Capital Partners, LLC (“Copper Rock”), a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, is a sub-advisor to the Funds. Copper Rock has provided investment management services since 2005. As of January 1, 2006, Copper Rock held discretionary management authority with respect to approximately $370 million in assets under management. OMUSH owns 60% of the limited liability company interests of Copper Rock.

Based on Ibbotson’s strategic asset allocations, Copper Rock would invest a portion of a Fund’s assets allocated to equity investments in the U.S. Small-Cap Growth category.

U.S. Small Cap Growth – Copper Rock believes that small cap markets are inefficient and that a fundamental growth approach with a strong sell discipline provides the best opportunity to outperform in all market conditions. Copper Rock selects companies whose revenues are growing, margins are expanding, and market share increasing. In addition to these characteristics, Copper Rock looks for companies led by strong management teams. Having in-depth conversations with a firm’s management is mandatory before a stock is included in the portfolio. It is through these discussions that Copper Rock is able to understand a firm’s true plan to generate cash flows and to increase margins. If there is a change in the company’s management team or stated business objectives, or if there is deterioration in a company’s fundamentals, holdings are reduced or sold as target prices are attained.

Thomson Horstmann & Bryant, Inc. (“THB”), a Delaware corporation located at Park 80 West/Plaza One, 5th Floor, Saddle Brook, New Jersey 07663, is a sub-advisor to the Funds. THB has provided investment management services since 1982. As of December 31, 2005, THB had $2.234 billion under management. THB is a wholly-owned subsidiary of OMUSH.

Based on Ibbotson’s strategic asset allocations, TS&W would invest a portion of a Fund’s assets allocated to equity investments in one or more of the following categories: U.S. Small Cap Value or U.S. Mid Cap Value.

U.S. Small Cap Value/U.S. Mid Cap Value – The core philosophy of the firm, with refinements reflecting the institutionalization of the marketplace, has remained intact throughout the existence of the firm: construction of actively team-managed, broadly diversified institutional portfolios of small capitalization equities will over full market cycles reflect superior performance with lower volatility.

The research process at THB looks to evaluate companies with three sets of criteria in mind: valuation, quality, and potential for growth. To begin, the firm attempts to identify securities where either the market has significantly undervalued the potential of the company with regards

2

to its operating structure and profitability, or has failed to recognize the inherent value on a cost replacement basis. With conservative valuation as a basis, THB looks to evaluate companies from a quality perspective with particular focus on profitability, capital structure, and coverage ratios. A bias to relatively low price-to-earnings multiple securities and relatively low institutional ownership characterize security preference.

THE PORTFOLIO MANAGERS

The section of the Prospectuses entitled “The Advisor & Sub-Advisors – The Portfolio Managers” beginning on page 44 is amended by adding the following:

	Name (Role on Team)	Five Years’ Experience
Copper Rock Capital Partners, LLC	Tucker M. Walsh (Co-Manager)	Chief Executive Officer, Head of Portfolio Management, and Portfolio Manager, Copper Rock, since 2005; Managing Director, State Street Research & Management Company, 1997 to 2005.
	Michael Malouf, CFA (Co-Manager)	President and Portfolio Manager, Copper Rock, since 2005; Managing Director, Neuberger Berman LLC, 1998 to 2002.
Thomson Horstmann & Bryant, Inc.	Alexander Thomson (Co-Manager)	Founding Partner and Portfolio Manager, THB.
	Richard Horstmann (Co-Manager)	Founding Partner and Portfolio Manager, THB.
	William Bryant (Co-Manager)	Founding Partner and Portfolio Manager, THB.
	Chad Nelson, CFA (Co-Manager)	Chief Investment Officer and Portfolio Manager, THB.
	Chris Cuesta, CFA (Co-Manager)	Portfolio Manger, THB.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

D-06-441	07/2006

3

OLD MUTUAL ADVISOR FUNDS

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Asset Allocation Growth Portfolio

Supplement dated July 14, 2006

to Statement of Additional Information, dated May 30, 2006

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, and Old Mutual Asset Allocation Growth Portfolio (the “Funds”). The Funds are series funds of Old Mutual Advisor Funds (the “Trust”). You should retain your SAI and all current supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 1-888-744-5050 or via the Internet at www.oldmutualcapital.com.

At a meeting of shareholders on July 14, 2006, shareholders of the Funds approved an investment sub-advisory agreement between the Trust, Old Mutual Capital, Inc. (“OMCAP”), the Fund’s investment advisor, and Copper Rock Capital Partners, LLC (“Copper Rock”), an investment sub-advisory agreement between the Trust, OMCAP, and Thomson Horstmann & Bryant, Inc. (“THB”), and a new investment sub-advisory agreement between the Trust, OMCAP, and Ibbotson Associates Advisors, LLC (“Ibbotson”).

Copper Rock and THB are new investment sub-advisors to the Funds. Shareholder approval of the new investment sub-advisory agreement with Ibbotson was required because Morningstar, Inc. acquired Ibbotson on March 1, 2006. Ibbotson had been serving as interim investment sub-advisor to the Funds since the date of the acquisition.

THE SUB-ADVISORS

The table on page 2 of the SAI is amended by adding the following:
Sub-Advisor	Asset Class
Copper Rock Capital Partners, LLC (“Copper Rock”)	U.S. Small Cap Growth
Thomson Horstmann & Bryant, Inc. (“THB”)	U.S. Small Cap Value U.S. Mid Cap Value

The section of the SAI entitled “The Sub-Advisors” beginning on page 45 is amended by adding the following:

Copper Rock Capital Partners, LLC

The Trust, on behalf of each Fund, and the Advisor have entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Copper Rock Capital Partners, LLC (“Copper Rock”). The Sub-Advisory Agreement provides certain limitations on Copper Rock’s liability, but also provides that Copper Rock will not be protected against any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Funds, Copper Rock is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Copper Rock, which is computed and paid monthly at an annual rate equal to a percentage of the portion of each Fund’s average daily net assets so managed, which will be 0.55% for U.S. Small Cap Growth.

Compensation. All Copper Rock investment professionals have equity ownership in the firm along with a competitive salary, and a yearly bonus. Bonuses and equity ownership have the opportunity to be substantial with strong investment performance coupled with the financial success of the firm.

Fund Shares Owned by the Portfolio Managers. As of March 31, 2006, neither of the Copper Rock portfolio managers owned any shares of the Funds.

Other Accounts. As of March 31, 2006, Copper Rock’s portfolio managers were responsible for the day-to-day management of certain other accounts as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Tucker M. Walsh	5 (0)	$345 ($0)	1 (0)	$5 (0)	7 (0)	$151 (0)
Michael Malouf	5 (0)	$345 ($0)	1 (0)	$5 (0)	7 (0)	$151 (0)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

Thomson Horstmann & Bryant, Inc.

The Trust, on behalf of each Fund, and the Advisor have entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Thomson Horstmann & Bryant, Inc. (“THB”). The Sub-Advisory Agreement provides certain limitations on THB’s liability, but also provides that THB will not be protected against any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Funds, THB is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by THB, which is computed and paid monthly at an annual rate equal to a percentage of the portion of each Fund’s average daily net assets so managed, which will be 0.60% for U.S. Small Cap Value and 0.50% for U.S. Mid Cap Value.

Compensation. THB compensates the portfolio managers for their management of the Funds. Each portfolio manager’s compensation consists of an industry competitive base salary plus a performance bonus. Bonuses are paid annually and are based on a number of contributing factors, including firm performance and client performance.

Fund Shares Owned by the Portfolio Managers. As of March 31, 2006, none of the THB portfolio managers owned any shares of the Funds.

Other Accounts. As of March 31, 2006, THB’s portfolio managers were responsible for the day-to-day management of certain other accounts as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Alexander Thomson	0 (0)	$0 ($0)	2 (0)*	$358.9 ($0)*	33 (3)	$2,020.8 ($450.3)
Richard Horstmann	0 (0)	$0 ($0)	2 (0)*	$358.9 ($0)*	33 (3)	$2,020.8 ($450.3)
William Bryant	0 (0)	$0 ($0)	2 (0)*	$358.9 ($0)*	33 (3)	$2,020.8 ($450.3)
Chad Nelson	0 (0)	$0 ($0)	2 (0)*	$358.9 ($0)*	33 (3)	$2,020.8 ($450.3)

Christopher Cuesta	0 (0)	$0 ($0)	2 (0)*	$358.9 ($0)*	33 (3)	$2,020.8 ($450.3)

* Within one of the pooled investment vehicles, 18 of the 25 participants have a performance fee which represents approximately $200 million in assets.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

PROXY VOTING POLICIES

Exhibit B (Proxy Voting Policies) of the SAI is amended by adding the following:

Copper Rock Capital Partners, LLC

PROXY VOTING POLICIES & PROCEDURES

Copper Rock Capital Partners, LLC. (“Copper Rock”) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Copper Rock has adopted and implemented policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. Copper Rock recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). Copper Rock has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and adhering to leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

1) Proxy Voting Policies

•	Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as: Election of Directors and Approval of Independent Auditors.
•

Occasionally, Copper Rock may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time Copper Rock will receive and act upon the client’s specific instructions regarding proxy proposals. Copper Rock reserves the right to vote against any proposals motivated by political, ethical or social concerns. Copper Rock will examine each issue solely from an economic perspective.

•

Non-Routine or Controversial Issues, Copper Rock requires that the portfolio manager and/or analyst review each issue. Copper Rock believes that smaller capitalization securities warrant increased attention paid to the proxy process. Therefore, Copper Rock reviews each non-routine or controversial issue on a case by case basis. The justification for each vote will be documented via the comment section of the proxy edge system or by a separate analysis.

•

Occasions may arise during the voting process in which the best interest of the clients conflicts with Copper Rock’s interests. Conflicts of interest generally include (i) business relationships where Copper Rock has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of Copper Rock has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If Copper Rock determines that a material conflict of interest exists, Copper Rock will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

2) Proxy Voting Procedures:

a) Process

For most stocks Copper Rock uses Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

Upon timely receipt of proxy materials from the client’s Custodian or through
Proxy Edge:
•	Copper Rock will receive the initial proxy information and will monitor the voting process throughout.
•	A member of Copper Rock will review all proposals, vote routine issues and will consult with Copper Rock’s Investment managers on non-routine or controversial issues.
•	The decision and rational concerning non-routine or controversial issues will be documented in the comment section of the Proxy Edge system or by separate analysis.

•

The Chief Compliance Officer is responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

•	All proxies will be voted solely in the interest of clients.
•	Copper Rock reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.
•	All tender offers are reviewed and treated in a similar manner.

b) Records & Reports

•

The proxy information kept by Copper Rock will include the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Copper Rock voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

•	A copy of how Copper Rock voted on securities held is available free of charge upon request from our clients or by calling (617) 369-7100.

Thomson Horstmann & Bryant Inc

PROXY POLICY (9/15/04)

At Thomson Horstmann & Bryant Inc (THB), we consider proxy voting to be an important responsibility. THB has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. In accordance with SEC Rule 206(4)-6 we are required to describe our proxy voting procedures for our clients. THB votes proxies on behalf of all clients unless we are specifically requested not to.

Executive Compensation: THB votes to encourage reasonable compensation of executives, and particularly, compensation that is linked to financial performance. THB votes against stock option and incentive plans that are excessive and inconsistent with a company's overall financial situation.

Board of Directors: THB will generally vote against a proposal to stagger the length of director’s terms.

Auditors: THB will generally vote to ratify management’s recommendation and selection of auditors.

Corporate Actions: THB looks at all mergers and other corporate actions on a case-by-case basis. We evaluate mergers by looking at the financial impact on our investment.

Unusual Items: Companies use various mechanisms to deter attempted takeovers. THB evaluates these situations on a case-by-case basis. However, THB generally votes to discourage the use of these mechanisms such as two classes of stock with different voting rights.

Routine Items: THB supports management proposals on routine items. Any officer of THB can approve voting on routine items.

Client Requests for Information: In response to any request THB will prepare a written response to the client with the information requested.

Conflicts of Interest: If a material conflict of interest exists, THB will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Recordkeeping: THB shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;
•	Each proxy statement that THB receives;
•	A record of each vote that THB casts;
•	Any document THB created that was material to making a decision how to vote proxies, or that memorializes that decision

A copy of each written request from a client for information on how THB voted such client’s proxies, and a copy of any written response.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

D-06-442	07/2006